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                                                                    Exhibit 99.3

                          GENERAL CONTINUING GUARANTY

          THIS GENERAL CONTINUING GUARANTY ("Guaranty"), dated as of June 7, 2001, is executed and delivered by Gart Sports Company, a Delaware corporation, Oshman Sporting Goods Co., Hawaii, a Texas corporation, Oshman Sporting Goods Co., Georgia, a Texas corporation, Oshman Sporting Goods Co., New York, a Texas corporation and Oshman Sporting Goods Co., New Jersey, a Texas corporation (collectively the "Guarantors" and each individually a "Guarantor"), in favor of The CIT Group/Business Credit, Inc., a New York corporation, as agent for the Lenders (in such capacity, together with its successors, if any, in such capacity, the "Guarantied Party"), with reference to the following:

          WHEREAS, Borrowers (as defined herein), the financial institutions identified therein (the "Lenders", and together with Guarantied Party, individually and collectively, jointly and severally, the "Lender Group") and Guarantied Party are, contemporaneously herewith, entering into the Financing Agreement (as defined herein); and

          WHEREAS, in order to induce the Lender Group to extend financial accommodations to Borrowers pursuant to the Financing Agreement, and in consideration thereof, and in consideration of any loans or other financial accommodations heretofore or hereafter extended by the Lender Group to Borrowers, whether pursuant to the Financing Agreement or otherwise, each Guarantor has agreed to guaranty the Guarantied Obligations.

          NOW, THEREFORE, in consideration of the foregoing, each Guarantor hereby agrees, in favor of Guarantied Party for the benefit of the Lender Group, as follows:

     1.   Definitions and Construction.
          ----------------------------

          a.  Definitions.  Capitalized terms used herein and not otherwise
              -----------
defined herein shall have the meanings ascribed to them in the Financing Agreement. The following terms, as used in this Guaranty, shall have the following meanings:

          "Borrowers" shall mean Gart, Sportmart, Oshman's and the Subsidiaries of Oshman's signatories to the Financing Agreement (but no other Subsidiaries of Gart, Sportmart, or Oshman's), and "Borrower" shall mean any one of them.
                                    --------

          "Debtors" shall mean the Borrowers and the Guarantors.

          "Financing Agreement" shall mean that certain Amended and Restated Financing Agreement, dated as of June 7, 2001, entered into by and among Borrowers, the lenders that are signatories thereto, and Guarantied Party.

          "Guarantied Obligations" shall mean: (a) the due and punctual payment of the principal of, and interest (including, any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts) on, any and all premium on, and any and all fees, costs, and expenses incurred in connection with or on the Indebtedness owed by each other Debtor to the Lender Group pursuant to the terms of the

Financing Agreement or any of the Additional Documents; and (b) the due and punctual payment of all other present or future Indebtedness owing by each other Debtor to the Lender Group.

          "Guarantied Party" shall have the meaning set forth in the preamble to this Guaranty.

          "Guarantor" and "Guarantors" shall have the meanings set forth in the preamble to this Guaranty.

          "Guaranty" shall have the meaning set forth in the preamble to this Guaranty.

          "Indebtedness" shall mean any and all obligations, indebtedness, or liabilities of any kind or character owed by a Debtor to Lender Group and arising directly or indirectly out of or in connection with the Financing Agreement or the Additional Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Debtor is liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Guarantied Party or the Lender Group.

          "Lender Group" shall have the meaning set forth in the recitals to this Guaranty.

          "Lenders" shall have the meaning set forth in the recitals to this Guaranty.

          "Oshman's" shall mean Oshman's Sporting Goods, Inc., a Delaware corporation and each of its Subsidiaries identified on the signature pages of the Financing Agreement.

          b.  Construction.  Unless the context of this Guaranty clearly
              ------------
requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the terms "include" and "including" are not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, restatements, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Financing Agreement; this Guaranty; and the other Additional Documents. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Guarantied Party or any Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by each Guarantor, Guarantied Party, the Lender Group and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Guarantied Party, the Lender Group and each Guarantor.

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          2.  Guarantied Obligations.  Each Guarantor hereby irrevocably and
              ----------------------
unconditionally guaranties to Guarantied Party for the benefit of the Lender Group, as and for its own debt, until final and indefeasible payment thereof has been made, (a) the payment of the Guarantied Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; and (b) the punctual and faithful performance, keeping, observance, and fulfillment by each other Debtor of all of the agreements, conditions, covenants, and obligations of such Debtor contained in the Financing Agreement, and under any of the Additional Documents.

          3.  Continuing Guaranty.  This Guaranty includes Guarantied
              -------------------
Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Guarantied Party, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Guarantied Party in existence on the date of such revocation, (d) no payment by any Debtor, or from any other source, prior to the date of such revocation shall reduce the maximum obligation of any Guarantor hereunder, and (e) any payment by any Debtor or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the remaining maximum obligation of such Guarantor hereunder.

          4.  Performance Under this Guaranty.  In the event that a Debtor fails
              -------------------------------
to make any payment of any Guarantied Obligations, on or before the due date thereof, or if a Debtor shall fail to perform, keep, observe, or fulfill any other obligation referred to in clause (b) of Section 2 hereof in the manner provided in the Financing Agreement or the Additional Documents, as applicable, Guarantors immediately shall cause such payment to be made or each of such obligations to be performed, kept, observed, or fulfilled.

          5.  Primary Obligations.  This Guaranty is a primary and original
              -------------------
obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions. Each Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Guarantied Party for the benefit of the Lender Group, that the obligations of each Guarantor hereunder are independent of the obligations of the other Debtors, and that a separate action may be brought against any Guarantor, whether such action is brought against any other Debtor or whether any

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such Debtor is joined in such action. Each Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Guarantied Party, on behalf of the Lender Group, of whatever remedies it may have against another Debtor or any other guarantor, or the enforcement of any lien or realization upon any security Guarantied Party may at any time possess. Each Guarantor agrees that any release which may be given by Guarantied Party on behalf of the Lender Group to another Debtor shall not release such Guarantor. Each Guarantor consents and agrees that the Lender Group shall be under no obligation to marshal any property or assets of another Debtor or any other guarantor in favor of such Guarantor, or against or in payment of any or all of the Guarantied Obligations.

          6.  Waivers.
              -------

              a. To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Financing Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to such Guarantor's right to make inquiry of Guarantied Party to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of any other Debtor or of any other fact that might increase such Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to any instrument among the Financing Agreement and any of the Additional Documents; (vi) notice of any Default or Event of Default under the Financing Agreement or any of the Additional Documents; and (vii) all other notices (except if such notice is specifically required to be given to such Guarantor under this Guaranty or any other Additional Documents to which such Guarantor is a party) and demands to which such Guarantor might otherwise be entitled.

              b. To the fullest extent permitted by applicable law, each Guarantor waives the right by statute or otherwise to require any member of the Lender Group to institute suit against another Debtor or to exhaust any rights and remedies which any member of the Lender Group has or may have against another Debtor. In this regard, each Guarantor agrees that it is bound to the payment of each and all Guarantied Obligations, whether now existing or hereafter arising, as fully as if such Guarantied Obligations were directly owing to the Lender Group by such Guarantor. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid in full in cash) of such Guarantor or by reason of the cessation from any cause whatsoever of the liability of such Guarantor in respect thereof.

              c. To the fullest extent permitted by applicable law, each Guarantor hereby waives: (i) any rights to assert against any member of the Lender Group any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against another Debtor or any other party liable to any member of the Lender Group; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by any member of the Lender Group including any defense based upon an election of remedies by any member of the Lender Group under the provisions of (S)(S) 580d and 726 of the California Code of Civil Procedure, or any similar law of California or any other jurisdiction;
(iv) the benefit of any statute of limitations affecting such Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor's liability hereunder.

          d. Until such time as all of the Guarantied Obligations have been fully, finally, and indefeasibly paid in full in cash: (i) each Guarantor hereby waives and postpones any right of subrogation such Guarantor has or may have as against another Debtor with respect to the Guarantied Obligations; (ii) in addition, each Guarantor hereby waives and postpones any right to proceed against another Debtor or any other Person, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims (irrespective of whether direct or indirect, liquidated or contingent), with respect to the Guarantied Obligations; and (iii) in addition, each Guarantor also hereby waives and postpones any right to proceed or to seek recourse against or with respect to any property or asset of another Debtor. Each Guarantor hereby agrees that, in light of the waivers contained in this Section, such Guarantor shall not be deemed to be a "creditor" (as that term is defined in the Bankruptcy Code or otherwise) of Debtor, whether for purposes of the application of Sections 547 or 550 of the Bankruptcy Code or otherwise.

          e. If any of the Guarantied Obligations at any time are secured by a mortgage or deed of trust upon real property, Guarantied Party, on behalf of the Lender Group, may elect, in its sole discretion, upon a default with respect to the Guarantied Obligations, to foreclose such mortgage or deed of trust judicially or nonjudicially in any manner permitted by law, before or after enforcing this Guaranty, without diminishing or affecting the liability of any Guarantor hereunder. Each Guarantor understands that (a) by virtue of the operation of California's antideficiency law applicable to nonjudicial foreclosures, an election by Guarantied Party, on behalf of the Lender Group, nonjudicially to foreclose such a mortgage or deed of trust probably would have the effect of impairing or destroying rights of subrogation, reimbursement, contribution, or indemnity of any Guarantor against another Debtor or other guarantors or sureties, and (b) absent the waiver given by each Guarantor herein, such an election would estop Guarantied Party from enforcing this Guaranty against such Guarantor. Understanding the foregoing, and understanding that each Guarantor is hereby relinquishing a defense to the enforceability of this Guaranty, each Guarantor hereby waives any right to assert against any member of the Lender Group any defense to the enforcement of this Guaranty, whether denominated "estoppel" or otherwise, based on or arising from an election by Guarantied Party nonjudicially to foreclose any such mortgage or deed of trust. Each Guarantor understands that the effect of the foregoing waiver may be that such Guarantor may have liability hereunder for amounts with respect to which such Guarantor may be left without rights of subrogation, reimbursement, contribution, or indemnity against another Debtor or other guarantors or sureties. Each Guarantor also agrees that the "fair market value" provisions of Section 580a of the California Code of Civil Procedure shall have no applicability with respect to the determination of such Guarantor's liability under this Guaranty.

          f. Without limiting the generality of any other waiver or other provision set forth in this Guaranty, each Guarantor waives all rights and defenses that such Guarantor may have because another Debtor's debt is secured by real property. This means, among other things:

               (i) Any member of the Lender Group may collect from any Guarantor without first foreclosing on any real or personal property collateral pledged by another Debtor.

               (ii) If any member of the Lender Group forecloses on any real property collateral pledged by any Debtor:

                    (1) the amount of the Obligations may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price;

                    (2) Any member of the Lender Group may collect from any Guarantor even if such member of the Lender Group, by foreclosing on the real property collateral, has destroyed any right such Guarantor may have to collect from another Debtor.

This is an unconditional and irrevocable waiver of any rights and defenses each Guarantor may have because another Debtor's Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

          g. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR HEREBY WAIVES, TO THE MAXIMUM EXTENT SUCH WAIVER IS PERMITTED BY LAW, ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE
(S)(S) 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821, 2822, 2838, 2839, 2845,
2847, 2848, 2849, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE (S)(S) 580a, 580b, 580c, 580d, AND 726, AND CHAPTER 2 OF TITLE 14 OF THE CALIFORNIA CIVIL CODE OR ANY SIMILAR LAW.

          h. WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS GUARANTY, EACH GUARANTOR WAIVES ALL RIGHTS AND DEFENSES ARISING OUT OF AN ELECTION OF REMEDIES BY ANY MEMBER OF THE LENDER GROUP, EVEN THOUGH THAT ELECTION OF REMEDIES, SUCH AS A NONJUDICIAL FORECLOSURE WITH RESPECT TO SECURITY FOR A GUARANTIED OBLIGATION, HAS DESTROYED SUCH GUARANTOR'S RIGHTS OF SUBROGATION AND REIMBURSEMENT AGAINST THE DEBTORS BY THE OPERATION OF SECTION 580d OF THE CALIFORNIA CODE OF CIVIL PROCEDURE OR OTHERWISE.

          7.   Releases. Each Guarantor consents and agrees that, without notice
               --------
 to or by another Debtor and without affecting or impairing the obligations of any Guarantor hereunder, Guarantied Party may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the terms and provisions of the Financing Agreement or any of the Additional Documents or may grant other indulgences to another Debtor in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Financing Agreement or any of the Additional Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations or any other guaranty of the Guarantied Obligations, or any portion thereof.

          8.   No Election. Guarantied Party shall have the right to seek
               -----------
recourse against any Guarantor to the fullest extent provided for herein and no election by Guarantied Party to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Guarantied Party's right to proceed in any other form of action or proceeding or against other parties unless Guarantied Party has expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Guarantied Party under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of any Guarantor under this Guaranty except to the extent that Guarantied Party finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

          9.   Indefeasible Payment.  The Guarantied Obligations shall not be
               --------------------
considered indefeasibly paid for purposes of this Guaranty unless and until all payments to the Lender Group are no longer subject to any right on the part of any person whomsoever, including any Debtor, any Debtor as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of Debtor's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to the Lender Group is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and each Guarantor shall be liable for the full amount the Lender Group is required to repay plus any and all costs and expenses (including attorneys fees) paid by the Lender Group in connection therewith.

          10.  Financial Condition of Debtor.  Each Guarantor represents and
               -----------------------------
warrants to the Lender Group that it is currently informed of the financial condition of each other Debtor and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Each Guarantor further represents and warrants to the Lender Group that it has read and understands the terms and conditions of the Financing Agreement and the Additional Documents. Each Guarantor hereby covenants that it will continue to keep itself informed of each other Debtor's financial condition, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

          11.  Subordination.  Each Guarantor hereby agrees that any and all
               -------------
present and future indebtedness of a Debtor owing to any Guarantor is postponed in favor of and subordinated to payment, in full, in cash, of the Guarantied Obligations. In this regard, no payment of any kind whatsoever shall be made with respect to such indebtedness until the Guarantied Obligations have been indefeasibly paid in full in cash.

          12.  Payments; Application.  All payments to be made hereunder by any
               ---------------------
Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by any Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys fees) incurred by the Lender Group in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to the Lender Group constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

          13.  Attorneys Fees and Costs.  Each Guarantor agrees to pay, on
               ------------------------
demand, all reasonable attorneys fees and all other reasonable costs and expenses which may be incurred by the Lender Group in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.


          14.  Notices.  Unless otherwise specifically provided in this
               -------
Guaranty, any notice or other communication relating to this Guaranty shall be made in accordance with the terms of the Financing Agreement and sent, in the case of Guarantors or to Guarantied Party, as the case may be, at its addresses set forth below:

If to Guarantors:                            Gart Sports Company
                                             1000 Broadway
                                             Denver, Colorado  80203
                                             Attn: Chief Financial Officer
                                             Facsimile No.: (303) 830-9282

                                             Oshman Sporting Goods Co., Hawaii
                                             1000 Broadway
                                             Denver, Colorado  80203
                                             Attn: Chief Financial Officer
                                             Facsimile No.: (303) 830-9282

                                             Oshman Sporting Goods Co., Georgia
                                             1000 Broadway
                                             Denver, Colorado  80203
                                             Attn: Chief Financial Officer
                                             Facsimile No.: (303) 830-9282

                                        Oshman Sporting Goods Co., New York
                                        1000 Broadway
                                        Denver, Colorado  80203
                                        Attn: Chief Financial Officer
                                        Facsimile No.: (303) 830-9282

                                        Oshman Sporting Goods Co., New Jersey
                                        1000 Broadway
                                        Denver, Colorado  80203
                                        Attn: Chief Financial Officer
                                        Facsimile No.: (303) 830-9282

If to Guarantied Party:                 The CIT Group/Business Credit, Inc.
                                        300 South Grand Avenue
                                        Los Angeles, California 90071
                                        Attn:  Regional Manager
                                        Facsimile No.:  (213) 613-2588


          15.  Cumulative Remedies.  No remedy under this Guaranty, under the
               -------------------
Financing Agreement, or any other Additional Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Financing Agreement, or any other Additional Document, and those provided by law. No delay or omission by any member of the Lender Group to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of any member of the Lender Group to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.


          16.  Severability of Provisions. Any provision of this Guaranty which
               --------------------------
is prohibited or unenforceable under applicable law shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

          17.  Entire Agreement; Amendments. This Guaranty constitutes the
               ----------------------------
entire agreement between Guarantors and the Lender Group or Guarantied Party on behalf thereof pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and Guarantied Party on behalf of the Lender Group. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

          18.  Successors and Assigns. This Guaranty shall be binding upon each
               ----------------------
Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the

Lender Group or Guarantied Party on behalf thereof; provided, however, each Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Guarantied Party's prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by the Lender Group or Guarantied Party on behalf thereof, the rights and benefits herein conferred upon the Lender Group or Guarantied Party, on behalf thereof, shall automatically extend to and be vested in such assignee or other transferee.

          19.  No Third Party Beneficiary. This Guaranty is solely for the
               --------------------------
benefit of Guarantied Party, the Lender Group and it successors and assigns and may not be relied on by any other Person.

          20.  Choice of Law and Venue; Jury Trial Waiver.
               ------------------------------------------

          THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA OR AT THE SOLE OPTION OF GUARANTIED PARTY, IN ANY OTHER COURT IN WHICH GUARANTIED PARTY, ON BEHALF OF THE LENDER GROUP, SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH GUARANTOR AND GUARANTIED PARTY, ON BEHALF OF THE LENDER GROUP, WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 20.

          EACH GUARANTOR AND GUARANTIED PARTY, ON BEHALF OF THE LENDER GROUP, HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH GUARANTOR AND GUARANTIED PARTY, ON BEHALF OF THE LENDER GROUP, REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

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

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

          IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the date first written above.


                                      GART SPORTS COMPANY,
                                      a Delaware corporation


                                      By:____________________________________
                                      Title:_________________________________


                                      OSHMAN SPORTING GOODS CO.,
                                      HAWAII, a Texas corporation


                                      By:____________________________________
                                      Title:_________________________________


                                      OSHMAN SPORTING GOODS CO.,
                                      GEORGIA, a Texas corporation


                                      By:____________________________________
                                      Title:_________________________________


                                      OSHMAN SPORTING GOODS CO.,
                                      NEW YORK, a Texas corporation


                                      By:____________________________________
                                      Title:_________________________________


                                      OSHMAN SPORTING GOODS CO., NEW
                                      JERSEY, a Texas corporation


                                      By:____________________________________
                                      Title:_________________________________

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